SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 17, 2007

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Extra Space Storage Inc. (the “Company” or “EXR”) purchased 25 properties during 2006.  Twenty properties were acquired during the first nine months of 2006 and the remaining five properties thereafter.  No single property (or portfolio of properties) was an individually significant acquisition as defined under Regulation S-X Rule 3-14.  Audits of nine properties were performed and represent the mathematical majority of the cost of the Company’s individually insignificant pool of acquisition properties.

ITEM 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

Audited Historical Financial Statements with Unaudited Interim Periods:

Deland Vest, L.L.C.

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

CFG Properties

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Little River Vest, L.L.C.

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Extra Space Development, LLC

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Inwood Limited Partnership

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Winward Self Storage, LLC

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Parklawn Storage Partners, L.P.

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Advantage Self Storage

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

Jason’s Self Storage of Neptune, New Jersey

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses

Notes to Statements of Revenues and Certain Expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: January 17, 2007	By	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief Financial Officer

Index to the Financial Statements

Pro Forma Financial Information:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006	6
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006	8
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005	12

Audited Historical Financial Statements with Unaudited Interim Periods:
Deland Vest, L.L.C.
Report of Independent Registered Public Accounting Firm	16
Statements of Revenues and Certain Expenses	17
Notes to Statements of Revenues and Certain Expenses	18
CFG Properties
Report of Independent Registered Public Accounting Firm	19
Statements of Revenues and Certain Expenses	20
Notes to Statements of Revenues and Certain Expenses	21
Little River Vest, L.L.C.
Report of Independent Registered Public Accounting Firm	22
Statements of Revenues and Certain Expenses	23
Notes to Statements of Revenues and Certain Expenses	24
Extra Space Development, LLC
Report of Independent Registered Public Accounting Firm	25
Statements of Revenues and Certain Expenses	26
Notes to Statements of Revenues and Certain Expenses	27
Inwood Limited Partnership
Report of Independent Registered Public Accounting Firm	28
Statements of Revenues and Certain Expenses	29
Notes to Statements of Revenues and Certain Expenses	30
Winward Self Storage, LLC
Report of Independent Registered Public Accounting Firm	31
Statements of Revenues and Certain Expenses	32
Notes to Statements of Revenues and Certain Expenses	33
Parklawn Storage Partners, L.P.
Report of Independent Registered Public Accounting Firm	34
Statements of Revenues and Certain Expenses	35
Notes to Statements of Revenues and Certain Expenses	36
Advantage Self Storage
Report of Independent Registered Public Accounting Firm	37
Statements of Revenues and Certain Expenses	38
Notes to Statements of Revenues and Certain Expenses	39
Jason’s Self Storage of Neptune, New Jersey
Report of Independent Registered Public Accounting Firm	40
Statements of Revenues and Certain Expenses	41
Notes to Statements of Revenues and Certain Expenses	42

EXTRA SPACE STORAGE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Extra Space Storage Inc. (the “Company” or “EXR”) purchased 25 properties during 2006.  Twenty properties were acquired during the first nine months of 2006 and the remaining five properties thereafter.  No single property (or portfolio of properties) was an individually significant acquisition as defined under Regulation S-X Rule 3-14.  Audits of nine properties were performed and represent the mathematical majority of the cost of the Company’s individually insignificant pool of acquisition properties.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 has been derived from (1) the historical audited financial statements of Extra Space Storage Inc. as filed in the Company’s 2005 Form 10-K, (2) the historical unaudited financial statements of Extra Space Storage Inc. as filed in the Company’s third quarter 2006 Form 10-Q, (3) the historical statements of revenues and certain expenses of the nine audited properties acquired during 2006, and (4) the historical unaudited statements of revenues and certain expenses of the remaining 16 self-storage properties acquired during 2006.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 reflects adjustments to the Company’s unaudited historical financial data to give effect to the five properties acquired subsequent to September 30, 2006 as if each had occurred on September 30, 2006.

The pro forma condensed consolidated statements of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 reflect adjustments to the Company’s historical financial data to give effect to the acquisition of all 25 self-storage properties as if each had occurred on January 1, 2005 (the pro forma amounts have been adjusted to exclude any operations from the date of acquisition to September 30, 2006 if such acquisition occurred before September 30, 2006).

On April 13, 2006, the Company purchased a group of five properties from a joint venture in which it was a partner.  This joint venture interest was originally acquired by the Company as part of the Storage USA acquisition that was completed on July 14, 2005.  The Company has included these five properties in its pool of unaudited individually insignificant acquisitions.  These properties were not audited for the following reasons:  (i) the amount of the acquisition was not considered by management to be material individually or in aggregate to the Company’s financial statements; (ii) the acquisition was not a typical related party transaction (i.e. where the counter party is a significant shareholder, officer or director, etc.); and (iii) completing the audits would have been burdensome to the Company due to the incomplete nature of the related records.  Management believes that the absence of audits of these financial statements is not material to a reader’s understanding of the Company’s financial results, financial condition and related trends.

The unaudited pro forma adjustments are based on available information and assumptions that the Company considers reasonable. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial information should be read together with the notes thereto in conjunction with the more detailed information contained in the historical  financial statements referenced in this filing.

EXTRA SPACE STORAGE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2006

(in thousands, except per share data)

	Historical EXR	Five Acquisitions Subsequent to 9/30/06		Pro Forma EXR
	(1)	(2)
Assets:
Real estate assets:
Net operating real estate assets	$1,333,901	$35,956		$1,369,857
Real estate under development	36,343	—		36,343
Net real estate assets	1,370,244	35,956		1,406,200

Investments in real estate ventures	89,695	—		89,695
Cash and cash equivalents	151,686	(35,636)		116,050
Restricted cash	16,955	—		16,955
Receivables from related parties and affiliated real estate joint ventures	7,064	—		7,064
Notes receivable	1,688	—		1,688
Other assets, net	31,204	309		31,513
Total assets	$1,668,536	$629		$1,669,165

Liabilities, Minority Interests, and Stockholders' Equity:
Notes payable	$825,604	$—		$825,604
Notes payable to trusts	119,590	—		119,590
Accounts payable and accrued expenses	6,776	526		7,302
Other liabilities	29,952	103		30,055
Total liabilities	981,922	629	(3)	982,551

Minority interest in Operating Partnership	35,304	—		35,304
Other minority interests	225	—		225

Stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 64,151,274 shares issued and outstanding at September 30, 2006	642	—		642
Additional paid-in capital	821,852	—		821,852
Accumulated deficit	(171,409)	—		(171,409)
Total stockholders' equity	651,085	—		651,085
Total liabilities, minority interests, and stockholders' equity	$1,668,536	$629		$1,669,165

EXTRA SPACE STORAGE INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEET

(in thousands)

(1) Reflects the assets, liabilities and stockholders’ equity of EXR as filed in Form 10-Q as of September 30, 2006.

(2) Represents the five properties purchased after September 30, 2006 which include:

•                  The purchase of a property located in Neptune, New Jersey on November 2, 2006 for cash of $13,129.

•                  The purchase of a four property portfolio on November 21, 2006 for cash of $22,507.  Three properties are located in Texas and one is located in Florida.

(3) Security deposits and prepaid rent from customers and accrued property taxes represent the total liabilities of $629 for the five properties purchased after September 30, 2006.

EXTRA SPACE STORAGE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(in thousands, except per share data)

	Historical EXR	Nine Audited Acquisitions	Sixteen Un- Audited Acquisitions	Pro Forma Adjustments		Pro Forma EXR
	(1)	(2)	(3)
Revenues:
Property rental	$125,877	$3,662	$3,903	$—		$133,442
Management and franchise fees	15,697	—	—	—		15,697
Tenant insurance	2,608	—	—	—		2,608
Acquisition and development fees	272	—	—	—		272
Other income	635	—	—	—		635
Total revenues	145,089	3,662	3,903	—		152,654

Expenses:
Property operations	46,603	1,652	1,360	(377	)(4)	49,238
Tenant insurance	1,506	—	—	—		1,506
Unrecovered development/acquisition costs and support payments	255	—	—	—		255
General and administrative	26,590	—	—	—		26,590
Depreciation and amortization	27,586	—	—	2,324	(5)	29,910
Total expenses	102,540	1,652	1,360	1,947		107,499

Income before interest, minority interests, equity in earnings of real estate ventures	42,549	2,010	2,543	(1,947)		45,155

Interest expense	(38,198)	—	—	(855	)(6)	(39,053)
Interest income	805	—	—	(805	)(7)	—
Minority interest - Operating Partnership	(585)	—	—	—		(585)
Equity in earnings of real estate ventures	3,566	—	—	—		3,566

Net income	$8,137	$2,010	$2,543	$(3,607)		$9,083

Basic earnings per common share	$0.16					$0.17

Diluted earnings per common share	$0.13					$0.15

Weighted average number of common shares-Basic	51,929,336					51,929,336

Weighted average number of commona shares-Diluted	56,250,164					56,250,164

EXTRA SPACE STORAGE INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(in thousands, except per share data)

(1) Reflects the results of operations of EXR as filed in Form 10-Q for the nine months ended September 30, 2006.

(2) Represents the pro forma revenues and operating expenses for the nine months ended September 30, 2006 of the nine audited properties acquired in 2006, for the period prior to acquisition by the Company.

	Nine Audited Properties Financial Statements			Less Activity for Period Subsequent to Acquisition		Net Activity for Periods Prior to Acquisition Included in Pro Forma
Property	Revenues	Expenses	Mgmt.Fee	Revenues	Expenses	Revenues	Expenses
Deland, FL (Deland Vest, L.L.C.)	$431	$250	$30	$419	$206	$12	$44
Venice, FL (CFG Properties)	701	317	49	670	258	31	59
Dacula, FL (Little River Vest, L.L.C.)	470	224	33	429	165	41	59
N. Hollywood, CA (Extra Space Development, L.L.C.)	620	301	37	363	152	257	149
Dallas, TX (Inwood Limited Partnership)	1,087	338	54	606	159	481	179
Alpharetta, GA (Winward Self Storage, LLC)	454	184	32	87	27	367	157
Rockville, MD (Parklawn Storage Partners, L.P.)	1,131	336	56	125	28	1,006	308
Neptune, NJ (Jason's Self Storage of Neptune, NJ)	895	437	52	—	—	895	437
Allen, TX (Advantage Self Storage)	572	260	34	—	—	572	260
TOTALS	$6,361	$2,647	$377	$2,699	$995	$3,662	$1,652

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) for the nine months ended September 30, 2006 of the 16 additional properties that were acquired in 2006 for the period prior to acquisition:

16 Un-Audited Properties	Revenues	Expenses
Tacoma (Pacific Hwy), WA	$83	$35
Tacoma (80th Street), WA	84	33
Tacoma (Tacoma Way), WA	25	23
Bensalem, PA	80	49
Houston (Pasadena), TX	183	77
Garland, TX	159	75
Nashville, TN	145	94
Houston (SW Fwy), TX	407	136
Wichita, KS	128	82
Phoenix, AZ	222	85
Lancaster, CA	435	110
Rowlett, TX	223	129
Parker, CO	273	132
Plano (Plano Pkwy), TX	606	110
Plano (Spring Creek) , TX	403	100
Tampa, FL	447	90
TOTALS	$3,903	$1,360

(4) Adjustment to eliminate the management fee paid to a third party for management of the properties as subsequent to acquisition by the Company, all properties are self-managed.

(5) Depreciation and amortization expense adjustments of $1,136 on audited transactions includes real estate depreciation of $709 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $63,222 and amortization of $427 computed on a straight-line basis over 18 months on $1,461 of intangible assets relating to tenant relationships.  Depreciation and amortization expense adjustments of $1,188 on non-audited transactions includes real estate depreciation of $715 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $65,449 and amortization of $473 computed on a straight-line basis over 18 months on $1,806 of intangible assets relating to tenant relationships.

Nine Audited Properties	Depreciable Assets	Depreciation for Period Prior to Acquisition	Intangibles	Amortization for Period Prior to Acquisition	Total Depreciation / Amortization for Period Prior to Acquisition
Deland, FL (Deland Vest, L.L.C.)	$3,953	$—	$96	$—	$—
Venice, FL (CFG Properties)	5,907	6	170	5	11
Dacula, FL (Little River Vest, L.L.C.)	2,990	3	100	3	6
N. Hollywood, CA (Extra Space Development, L.L.C.)	9,251	79	140	31	110
Dallas, TX (Inwood Limited Partnership)	12,491	107	230	51	158
Alpharetta, GA (Winward Self Storage, LLC)	3,121	48	105	42	90
Rockville, MD (Parklawn Storage Partners, L.P.)	11,242	192	270	120	312
Neptune, NJ (Jason's Self Storage of Neptune, NJ)	8,745	168	230	115	283
Allen, TX (Advantage Self Storage)	5,525	106	120	60	166
Totals	$63,222	$709	$1,461	$427	$1,136

16 Un-Audited Properties	Depreciable Assets	Depreciation for Period Prior to Acquisition	Intangibles	Amortization for Period Prior to Acquisition	Total Depreciation / Amortization for Period Prior to Acquisition
Tacoma (Pacific Hwy), WA	$5,239	$17	$166	$14	$31
Tacoma (80th Street), WA	4,766	15	156	13	28
Tacoma (Tacoma Way), WA	3,093	10	117	10	20
Bensalem, PA	2,999	19	62	10	29
Houston (Pasadena), TX	4,063	30	112	22	52
Garland, TX	2,216	17	96	19	36
Nashville, TN	2,598	19	88	17	36
Houston (SW Fwy), TX	8,690	65	242	47	112
Wichita, KS	1,897	14	76	15	29
Phoenix, AZ	3,441	44	85	28	72
Lancaster, CA	5,799	87	130	51	138
Rowlett, TX	2,585	40	70	28	68
Parker, CO	4,543	79	76	34	113
Plano (Plano Pkwy), TX	6,191	119	140	70	189
Plano (Spring Creek) , TX	3,761	72	90	45	117
Tampa, FL	3,518	68	100	50	118
Totals	$65,449	$715	$1,806	$473	$1,188
Grand Total					$2,324

(6) Debt of $23,562 was assumed on four properties with an average fixed rate of 6.19%.  Another four properties are part of a new loan that was closed in the third quarter of 2006.  The debt allocable to these four properties totals $20,172 with interest at a fixed rate of 6.18%.  The pro forma statement of operations assumes that all of the debt was in place on January 1, 2005. These properties are shown below.

Nine Audited Properties Debt

Property	Debt	Rate	Non-Owned Period Interest	Type
Venice, FL (CFG Properties)	$7,096	6.18%	$14	New Debt
Dacula, FL (Little River Vest, L.L.C.)	3,879	6.18%	10	New Debt
Rockville, MD (Parklawn Storage Partners, L.P.)	12,680	6.08%	514	Assumed Debt
Alpharetta, GA (Winward Self Storage, LLC)	2,955	5.43%	97	Assumed Debt
Total	$26,610		$635

Sixteen Non-Audited Properties Debt

Property	Debt	Rate	Non-Owned Period Interest	Type
Tacoma (Pacific Hwy), WA	$4,600	6.18%	$36	New Debt
Tacoma (80th Street), WA	4,597	6.18%	36	New Debt
Houston (SW Fwy), TX	5,126	7.00%	100	Assumed Debt
Houston (Pasadena), TX	2,801	6.01%	48	Assumed Debt
Total	$17,102		$220
Grand Total			$855

(7) Interest income was reduced by $805 to reflect the use of net cash in the acquisitions.

EXTRA SPACE STORAGE INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(in thousands, except per share data)

	Historical EXR	Nine Audited Acquisitions	Sixteen Un- Audited Acquisitions	Pro Forma Adjustments		Pro Forma EXR
	(1)	(2)	(3)
Revenues:
Property rental	$120,640	$7,968	$8,539	$—		$137,147
Management and franchise fees	10,650	—	—	—		10,650
Tenant insurance	1,882	—	—	—		1,882
Acquisition and development fees	992	—	—	—		992
Other income	564	—	—	—		564
Total revenues	134,728	7,968	8,539	—		151,235

Expenses:
Property operations	45,963	3,593	3,596	(485	)(4)	52,667
Tenant insurance	1,023	—	—	—		1,023
Unrecovered development/acquisition costs and support payments	302	—	—	—		302
General and administrative	24,081	—	—	—		24,081
Depreciation and amortization	31,005	—	—	5,477	(5)	36,482
Total expenses	102,374	3,593	3,596	4,992		114,555

Income before interest, minority interests, equity in earnings of real estate ventures	32,354	4,375	4,943	(4,992)		36,680

Interest expense	(42,549)	—	—	(2,704	)(6)	(45,253)
Interest income	1,625	—	—	(1,625	)(7)	—
Minority interest - Operating Partnership	434	—	—	—		434
Equity in earnings of real estate ventures	3,170	—	—	—		3,170

Net income (loss)	$(4,966)	$4,375	$4,943	$(9,321)		$(4,969)

Basic and diluted loss per common share	$(0.14)					$(0.14)

Weighted average number of common shares-basic and diluted	35,481,538					35,481,538

EXTRA SPACE STORAGE INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

(in thousands, except per share data)

(1) Reflects the results of operations of EXR as filed in Form 10-K for the year ended December 31, 2005.

(2) Represents the pro forma revenues and operating expenses for the year ended December 31, 2005 of the nine audited properties acquired in 2006:

	Nine Audited Properties Financial Statements
Property	Revenues	Expenses	Mgmt. Fee
Deland, FL (Deland Vest, L.L.C.)	$516	$319	$35
Venice, FL (CFG Properties)	1,079	485	74
Dacula, FL (Little River Vest, L.L.C.)	583	283	39
N. Hollywood, CA (Extra Space Development, L.L.C.)	327	344	37
Dallas, TX (Inwood Limited Partnership)	1,367	473	68
Alpharetta, GA (Winward Self Storage, LLC)	584	279	40
Rockville, MD (Parklawn Storage Partners, L.P.)	1,434	461	80
Neptune, NJ (Jason's Self Storage of Neptune, NJ)	1,378	616	69
Allen, TX (Advantage Self Storage)	700	333	43
TOTALS	$7,968	$3,593	$485

(3) Represents the unaudited pro forma revenues and operating expenses (excluding management fees) for the year ended December 31, 2005 of the 16 additional properties that were acquired in 2006:

16 Un-Audited Properties	Revenues	Expenses
Tacoma (Pacific Hwy), WA	$646	$275
Tacoma (80th Street), WA	653	260
Tacoma (Tacoma Way), WA	78	92
Bensalem, PA	262	197
Houston (Pasadena), TX	697	334
Garland, TX	501	293
Nashville, TN	528	286
Houston (SW Fwy), TX	1,376	525
Wichita, KS	455	290
Phoenix, AZ	423	171
Lancaster, CA	740	190
Rowlett, TX	379	161
Parker, CO	107	85
Plano (Plano Pkwy), TX	675	168
Plano (Spring Creek) , TX	501	137
Tampa, FL	518	132
TOTALS	$8,539	$3,596

(4) Adjustment to eliminate the management fee paid to a third party for management of the properties as subsequent to acquisition by the Company, all properties are self-managed.

(5) Depreciation and amortization expense adjustments of $2,593 on audited transactions includes real estate depreciation of $1,620 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $63,222 and amortization of $973 computed on a straight-line basis over 18 months on $1,461 of intangible assets relating to tenant relationships.  Depreciation and amortization expense adjustments of $2,884 on non-audited transactions includes real estate depreciation of $1,677 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $65,449 and amortization of $1,207 computed on a straight-line basis over 18 months on $1,806 of intangible assets relating to tenant relationships.

Nine Audited Properties	Depreciable Assets	2005 Depreciation	Intangible Assets	2005 Amortization	Total 2005 Depreciation / Amortization
Deland, FL (Deland Vest, L.L.C.)	$3,953	$101	$96	$64	$165
Venice, FL (CFG Properties)	5,907	151	170	113	264
Dacula, FL (Little River Vest, L.L.C.)	2,990	77	100	67	144
N. Hollywood, CA (Extra Space Development, L.L.C.)	9,251	237	140	93	330
Dallas, TX (Inwood Limited Partnership)	12,491	320	230	153	473
Alpharetta, GA (Winward Self Storage, LLC)	3,121	80	105	70	150
Rockville, MD (Parklawn Storage Partners, L.P.)	11,242	288	270	180	468
Neptune, NJ (Jason's Self Storage of Neptune, NJ)	8,745	224	230	153	377
Allen, TX (Advantage Self Storage)	5,525	142	120	80	222
Totals	$63,222	$1,620	$1,461	$973	$2,593

16 Un-Audited Properties	Depreciable Assets	2005 Depreciation	Intangible Assets	2005 Amortization	Total 2005 Depreciation / Amortization
Tacoma (Pacific Hwy), WA	$5,239	$134	$166	$111	$245
Tacoma (80th Street), WA	4,766	122	156	104	226
Tacoma (Tacoma Way), WA	3,093	79	117	79	158
Bensalem, PA	2,999	77	62	41	118
Houston (Pasadena), TX	4,063	104	112	75	179
Garland, TX	2,216	57	96	64	121
Nashville, TN	2,598	67	88	59	126
Houston (SW Fwy), TX	8,690	223	242	161	385
Wichita, KS	1,897	49	76	51	100
Phoenix, AZ	3,441	88	85	57	145
Lancaster, CA	5,799	149	130	87	236
Rowlett, TX	2,585	66	70	47	113
Parker, CO	4,543	115	76	51	166
Plano (Plano Pkwy), TX	6,191	160	140	93	253
Plano (Spring Creek) , TX	3,761	96	90	60	156
Tampa, FL	3,518	90	100	67	157
Totals	$65,449	$1,677	$1,806	$1,207	$2,884
Grand Total					$5,477

(6) Debt of $23,562 was assumed on four properties with an average fixed rate of 6.19%.  Another four properties are part of a new loan that was closed in the third quarter of 2006. The allocated debt amount on these four properties totals $20,172 with interest at a fixed rate of 6.18%. These properties are shown below.

Nine Audited Properties Debt

Property	Debt	Rate	Annual Interest	Type
Venice, FL (CFG Properties)	$7,096	6.18%	$439	New Debt
Dacula, FL (Little River Vest, L.L.C.)	3,879	6.18%	240	New Debt
Rockville, MD (Parklawn Storage Partners, L.P.)	12,680	6.08%	771	Assumed Debt
Alpharetta, GA (Winward Self Storage, LLC)	2,955	5.43%	160	Assumed Debt
Total	$26,610		$1,610

Sixteen Non-Audited Properties Debt

Property	Debt	Rate	Annual Interest	Type
Tacoma (Pacific Hwy), WA	$4,600	6.18%	$284	New Debt
Tacoma (80th Street), WA	4,597	6.18%	284	New Debt
Houston (SW Fwy), TX	5,126	7.00%	358	Assumed Debt
Houston (Pasadena), TX	2,801	6.01%	168	Assumed Debt
Total	$17,102		$1,094
Grand Total			$2,704

(7) Interest income was reduced by $1,625 to reflect the use of net cash in the acquisitions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Deland Vest, L.L.C.(the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Deland Vest, L.L.C.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$405	$354	$485
Other	26	21	31

Total	431	375	516

Certain expenses (Note 1):
Property operating expenses	220	216	284
Management fees	30	26	35

Total	250	242	319

Revenues in excess of certain expenses	$181	$133	$197

The accompanying notes are an integral part of this statement.

Deland Vest, L.L.C.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In January 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Deland Vest, L.L.C. (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Deland, Florida.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by CFG Properties(the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

CFG Properties

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$661	$762	$1,008
Other	40	56	71

Total	701	818	1,079

Certain expenses (Note 1):
Property operating expenses	268	321	411
Management fees	49	56	74

Total	317	377	485

Revenues in excess of certain expenses	$384	$441	$594

The accompanying notes are an integral part of this statement.

CFG Properties

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In January 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by CFG Properties (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Venice, Florida.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods. The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Little River Vest, L.L.C. (the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Little River Vest, L.L.C.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$430	$400	$539
Other	40	31	44

Total	470	431	583

Certain expenses (Note 1):
Property operating expenses	191	180	244
Management fees	33	29	39

Total	224	209	283

Revenues in excess of certain expenses	$246	$222	$300

The accompanying notes are an integral part of this statement.

Little River Vest, L.L.C.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In January 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Little River Vest, L.L.C. (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Dacula, Florida.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Extra Space Development, LLC (the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Extra Space Development, LLC

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$576	$157	$290
Other	44	28	37

Total	620	185	327

Certain expenses (Note 1):
Property operating expenses	264	226	307
Management fees	37	33	37

Total	301	259	344

Revenues in excess of (short of) certain expenses	$319	$(74)	$(17)

The accompanying notes are an integral part of this statement.

Extra Space Development, LLC

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In May 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Extra Space Development, LLC (the property).  The property had commenced rental operations in January 2005.  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in North Hollywood, California.  Extra Space Development, LLC is owned by certain shareholders of the REIT.  The property was in its initial lease up stage throughout the periods presented.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Inwood Limited Partnership(the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s  Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Inwood Limited Partnership

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$1,060	$997	$1,335
Other	27	23	32

Total	1,087	1,020	1,367

Certain expenses (Note 1):
Property operating expenses	284	306	405
Management fees	54	51	68

Total	338	357	473

Revenues in excess of certain expenses	$749	$663	$894

The accompanying notes are an integral part of this statement.

Inwood Limited Partnership

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In May 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Inwood Limited Partnership (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Dallas, Texas.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Winward Self Storage, LLC(the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s  Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Winward Self Storage, LLC

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$424	$410	$540
Other	30	35	44

Total	454	445	584

Certain expenses (Note 1):
Property operating expenses	152	185	239
Management fees	32	31	40

Total	184	216	279

Revenues in excess of certain expenses	$270	$229	$305

The accompanying notes are an integral part of this statement.

Winward Self Storage, LLC

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In August 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Winward Self Storage, LLC (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Alpharetta, Georgia.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Parklawn Storage Partners, L.P.(the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s  Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Parklawn Storage Partners, L.P.

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$1,092	$1,020	$1,365
Other	39	58	69

Total	1,131	1,078	1,434

Certain expenses (Note 1):
Property operating expenses	280	295	381
Management fees	56	63	80

Total	336	358	461

Revenues in excess of certain expenses	$795	$720	$973

The accompanying notes are an integral part of this statement.

Parklawn Storage Partners, L.P.

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property

In September 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Parklawn Storage Partners, L.P. (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Rockville, Maryland.

Basis of presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition

The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition

Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Advantage Self Storage (the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage, Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s  Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Advantage Self Storage

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

	For the		For the
	Nine Months Ended		Year Ended
	September 30,		December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$543	$484	$664
Other	29	25	36

Total	572	509	700

Certain expenses (Note 1):
Property operating expenses	226	217	290
Management fees	34	31	43

Total	260	248	333

Revenues in excess of certain expenses	$312	$261	$367

The accompanying notes are an integral part of this statement.

Advantage Self Storage

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property
In November 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Advantage Self Storage (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Allen, Texas.

Basis of presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition
The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition
Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Extra Space Storage Inc.

We have audited the accompanying statement of revenues and certain expenses of the property previously owned by Jason’s Self Storage of Neptune, New Jersey (the Property) for the year ended December 31, 2005 (the statement).  The statement is the responsibility of the management of Extra Space Storage, Inc.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Extra Space Storage Inc.’s  Current Report on Form 8-K.  Material expense amounts, as described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the Property, are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Tanner LC

Salt Lake City, Utah
January 15, 2007

Jason’s Self Storage of Neptune, New Jersey

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

	For the		For the
	Nine Months Ended		Year Ended
	September 30,		December 31,
	2006	2005	2005
	(unaudited)	(unaudited)
Revenues:
Rents	$884	$911	$1,325
Other	11	10	53

Total	895	921	1,378

Certain expenses (Note 1):
Property operating expenses	385	368	547
Management fees	52	50	69

Total	437	418	616

Revenues in excess of certain expenses	$458	$503	$762

The accompanying notes are an integral part of this statement.

Jason’s Self Storage of Neptune, New Jersey

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.  ACQUISITION OF PROPERTY, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of Property
In November 2006, Extra Space Storage Inc. (the REIT) acquired a property owned by Jason’s Self Storage of Neptune, New Jersey (the property).  The REIT did not hold any interest in the property prior to the acquisition.  The controlling interest in the property was held by a single entity.  The property consists of land and self-storage facilities located in Neptune, New Jersey.

Basis of presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the property for the periods presented.  Certain expenditures may not be comparable to the future operations of the property.  Excluded expenses consist of interest, depreciation and amortization, and other expenses not directly related to the future operations of the property.

The statements of revenues and certain expenses for the nine months ended September 30, 2006 and 2005 are unaudited.  In the opinion of management, these interim financial statements reflect all necessary adjustments for a fair presentation of the revenues and certain expenses of the respective periods.  All such adjustments are of a normal recurring nature.

Revenue recognition
The property recognizes rental revenue daily on a straight-line basis over the terms of the leases.  Generally, leases are on month-to-month terms.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.

The property recognizes revenue for merchandise sales as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as earned under the terms of the rental contracts.

Expense recognition
Property expenses, including utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred. Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  The property recognizes bad debt expense based upon the property’s historical collection experience and current economic trends.

Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2.  OPERATING LEASES

Operating revenue is principally obtained from tenant rentals under month-to-month operating leases.